EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-KSB of Mobile Nation, Inc. (the "Company") for the annual period ended March 31, 2008 (the "Report"), the undersigned hereby certifies in his capacity as Chief Executive Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.      the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 16, 2008	By: /s/ C.W. GILLULY
C.W. Gilluly
Chief Executive Officer
(Principal Executive Officer)